EXTENDED STAY AMERICA ANNOUNCES SECOND QUARTER 2019 RESULTS
-Net Income of $59.7 million for the second quarter
-Adjusted EBITDA1 of $153.6 million for the second quarter
-Franchise pipeline expands 21% to 52 hotels in the second quarter
-Increased Share Repurchase authorization by $150 million
-Update to Corporate Structure Review

CHARLOTTE, N.C. - August 6, 2019 (GlobeNewswire) - Extended Stay America, Inc. and ESH Hospitality, Inc. (NASDAQ:STAY) (together, the “Company”) today announced consolidated results for the three and six months ended June 30, 2019.
Second Quarter 2019 Highlights

•	Net Income of $59.7 million

•	Total revenues of $323.7 million

•	Comparable system-wide Revenue Per Available Room (“RevPAR”) increased 0.1%

•	RevPAR Index gain of 1.5% excluding hurricane-related markets and renovation disruption

•	Adjusted EBITDA of $153.6 million

•	Adjusted Funds from Operations ("Adjusted FFO")[1] of $0.53 per diluted Paired Share

•	Adjusted Paired Share Income[1] of $0.32 per diluted Paired Share

Extended Stay America’s President and Chief Executive Officer, Jonathan Halkyard, commented, “We are pleased with the significant progress in our growth plans during the quarter with our total hotel pipeline increasing by 18% in the second quarter to 8,700 rooms, or approximately 13% of existing supply, and successfully opening our first franchise conversion hotel.”

Mr. Halkyard continued, “After extensive exploration of a variety of possible transformative transactions to which our Boards of Directors have been, and remain, open, our Boards have concluded that the terms currently available for such transactions do not presently provide a superior alternative to the opportunity presented by the aggressive pursuit of our ESA 2.0 strategy, including steps to accelerate the franchising portion of that strategy.”

Lastly, Mr. Halkyard noted, “We believe our shares are significantly undervalued at recent trading prices and have asked our Boards to increase the Company’s remaining authorization to more than $260 million, which they have approved. With the review concluded, we expect to return a significant amount of capital to shareholders in the second half of 2019 and in 2020.”

Financial and Operating Results
Total revenues for the three months ended June 30, 2019 were $323.7 million, a decrease of 3.8% over the same period in the prior year due to asset dispositions in 2018. Adjusting for asset dispositions in 2018, total revenues increased 1.0% during

1 See “Disclosure Regarding Non-GAAP Financial Measures” for an explanation of non-GAAP measures included in this release (i.e., Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations (“FFO”), Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share).

the second quarter. For the six months ended June 30, 2019, total revenues declined 5.2% to $601.3 million, driven by asset dispositions. Adjusting for asset dispositions in 2018, total revenues increased 0.3% in the six months ended June 30, 2019.

Comparable system-wide RevPAR for the three months ended June 30, 2019 increased 0.1% over the same period in 2018 to $53.94, driven by a 220 basis point increase in occupancy to 79.8%, largely offset by a 2.7% decrease in Average Daily Rate (“ADR”). Comparable system-wide RevPAR was impacted this quarter by renovation disruption, a shift in the Easter holiday as well as cycling business related to Hurricanes Harvey and Irma in Houston, TX and several Florida markets, respectively. Excluding the aforementioned items, Comparable system-wide RevPAR grew approximately 2.0% during the second quarter. Comparable Company-owned RevPAR decreased 0.1% during the second quarter to $55.66. Total Company-owned RevPAR increased 2.5% during the quarter, reflecting the sales of non-core hotels in 2018. Comparable system-wide RevPAR for the six months ended June 30, 2019 declined 0.7% driven by a 2.8% decline in ADR, partially offset by a 160 basis point increase in occupancy.

Hotel Operating Margin1 for the three months ended June 30, 2019 was 54.4% compared to 56.4% in the same period in 2018. While we continued our strategy to maximize targeted marketing efforts to our longest staying customers, and other revenue and cost saving initiatives, these were offset by an increase in operating expenses, including payroll expense, property insurance expense and property taxes. Hotel Operating Margin for the six months ended June 30, 2019 was 52.4% compared to 54.5% in the same period of 2018. Property level margins remain at industry leading levels.

Net income for the three months ended June 30, 2019 was $59.7 million compared to $65.6 million in the same period in 2018, a decrease of 9.0%. Net income for the six months ended June 30, 2019 was $88.1 compared to $96.7 million in the same period in 2018, a decrease of 8.9%. The decline in net income for both the three and six months ended June 30, 2019 was primarily due to a decline in Hotel Operating Margin, partially offset by lower depreciation expense, decreased net interest expense and a decline in corporate overhead expense. We have paid down over $490 million in debt in the last five years and reduced our corporate level expense run rate by 8.5% compared to the same period in 2015.

Adjusted EBITDA for the three months ended June 30, 2019 was $153.6 million, a decline of 8.2% compared to the same period in 2018. The decline in Adjusted EBITDA was due in part due to asset dispositions in 2018 resulting in lost contribution of $6.7 million and an increase in comparable hotel operating expenses. Adjusted EBITDA excludes non-cash equity-based compensation expense of $2.1 million and $1.9 million in other expenses. Adjusted EBITDA for the six months ended June 30, 2019 was $270.0 million, a decline of 9.9% due to asset dispositions in 2018 resulting in lost contribution of $13.5 million and an increase in comparable hotel operating expenses.

Adjusted FFO for the three months ended June 30, 2019 was $99.8 million compared to $109.9 million in the same period in 2018. The decline in Adjusted FFO was due to an increase in comparable Company-owned hotel operating expenses, partially offset by decreases in net interest expense and corporate overhead expense. Adjusted FFO per diluted Paired Share was $0.53 compared to $0.58 in the same period in 2018. Adjusted FFO, a non-GAAP measure, represents funds from operations, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. A Paired Share entitles its holder to participate in 100% of the common equity and earnings of both Extended Stay America, Inc. and ESH Hospitality, Inc. Adjusted FFO for the six months ended June 30, 2019 was $168.3 million, or $0.89 per diluted Paired Share, compared to $189.9 million, or $1.00 per diluted Paired Share, in the same period in 2018.

Adjusted Paired Share Income for the three months ended June 30, 2019 was $61.2 million, or $0.32 per diluted Paired Share, compared to $66.3 million, or $0.35 per diluted Paired Share, in the same period in 2018. The decline in Adjusted Paired Share Income was due to a decline in Hotel Operating Margin, partially offset by lower depreciation expense, net interest expense and corporate overhead expense. Adjusted Paired Share Income, a non-GAAP measure, represents net income, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. Adjusted Paired Share Income per diluted Paired Share for the six months ended June 30, 2019 was $0.48 compared to $0.54 in the same period in 2018.
Capital Expenditures
The Company invested $57.6 million in capital expenditures during the second quarter of 2019. This includes $9.3 million in renovation capital, $9.2 million in IT capital and $13.9 million in capital for ESA 2.0 hotel development and land acquisitions. The Company invested $112.9 million in capital expenditures during the first half of 2019.

Hotel and Development Pipeline
As of June 30, 2019, the Company had a pipeline of 71 hotels representing approximately 8,700 rooms.

	3/31/2019		6/30/2019
STAY Pipeline:	# Hotels	# Rooms	# Hotels	# Rooms
Owned	17	2,140	19	2,388
Franchised	43	5,195	52	6,288
Total	60	7,335	71	8,676

Distribution and Share Repurchases
On August 6, 2019, the Boards of Directors of Extended Stay America, Inc. and ESH Hospitality, Inc. declared cash distributions totaling $0.23 per Paired Share for the second quarter of 2019. The distributions are payable on September 4, 2019 to shareholders of record as of August 21, 2019. The Company did not repurchase Paired Shares during the second quarter of 2019.

On August 6, 2019, the Boards of Directors of Extended Stay America, Inc. and ESH Hospitality, Inc. approved a $150 million increase in the Company’s combined Paired Share repurchase authorization. Including this increase, the Company’s the total remaining outstanding authorization is $263 million as of today.

2019 Outlook
The Company’s 2019 Outlook is updated as follows:

in millions, except % and # of hotels	Low	High

# of hotels owned on 12/31/19	554
Total Revenues	$1,215	$1,230
Comparable system-wide RevPAR % Δ1	-1.0%	0.5%
Net income	$183	$202
Adjusted Paired Share Income/Paired Share	$1.00	$1.10
Adjusted EBITDA[2]	$550	$565
Depreciation and amortization	$190	$195
Net interest expense	$120	$120
Effective tax rate	16.0%	17.0%
Capital expenditures	$270	$320
Expected capital returns	$240	$280
1 Approximately 200 basis point negative impact from hurricane related markets and net renovation displacement
2 Lost contribution of approximately $21 million related to 72 hotel dispositions in 2018

Webcast and Conference Call Details
The Company will host a conference call on Wednesday, August 7, 2019 at 8:30 a.m. Eastern Time. The conference call will be webcast simultaneously in the Investor Relations section of the Company’s website at www.aboutstay.com. A replay of the call will be available for 90 days following the webcast on the Company’s website. Alternatively, the conference call can be accessed by dialing 1-877-705-6003 for domestic callers or 1-201-493-6725 for international callers. A telephone replay will be available from shortly after the call until August 14, 2019, and can be accessed by dialing 1-844-512-2921 for domestic callers or 1-412-317-6671 for international callers. The passcode for the replay is 13692781.

Disclosure Regarding Non-GAAP Financial Measures
Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share (collectively, the “Non-GAAP Financial Measures”), which are detailed in the reconciliation tables that accompany this release, are used by the Company as supplemental performance measures. The Company believes these measures provide useful information to investors regarding our results of operations and allow investors to evaluate the ongoing operating performance of our hotels and facilitate comparisons between the Company and other lodging companies, hotel owners and capital-intensive companies, including those which include a REIT as part of their legal entity structure. The Non-GAAP Financial Measures are not recognized terms under U.S. GAAP.  These measures as presented may not be comparable to measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, net income, net income per share or any other measure of the Company, Extended Stay America, Inc. or ESH Hospitality, Inc. calculated in accordance with U.S. GAAP.  The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with U.S. GAAP.
Forward Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements, including the statements in the “2019 Outlook” section of this release. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2019 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America
Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 627 hotels and nearly twice as many rooms as its nearest competitor. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 554 hotels and approximately 61,500 rooms in the U.S. ESA also manages or franchises an additional 73 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts
Investors or media:
Rob Ballew
(980) 345-1546
investorrelations@esa.com

EXTENDED STAY AMERICA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands, except per share data)
(Unaudited)

Three Months Ended				Six Months Ended
June 30,				June 30,
2019	2018	% Variance		2019	2018	% Variance
			REVENUES:
$311,614	$326,948	(4.7)%	Room revenues	$578,660	$617,158	(6.2)%
6,070	5,492	10.5%	Other hotel revenues	11,373	10,767	5.6%
1,447	861	68.1%	Franchise and management fees	2,672	1,276	109.4%
319,131	333,301	(4.3)%		592,705	629,201	(5.8)%

4,526	3,200	41.4%	Other revenues from franchised and managed properties	8,621	5,067	70.1%

323,657	336,501	(3.8)%	Total revenues	601,326	634,268	(5.2)%

			OPERATING EXPENSES:
146,907	144,054	2.0%	Hotel operating expenses	284,198	286,684	(0.9)%
22,287	23,507	(5.2)%	General and administrative expenses	45,314	48,468	(6.5)%
49,017	53,499	(8.4)%	Depreciation and amortization	97,795	107,514	(9.0)%
—	—	n/a	Impairment of long-lived assets	—	43,600	(100.0)%

218,211	221,060	(1.3)%		427,307	486,266	(12.1)%

4,996	3,394	47.2%	Other expenses from franchised and managed properties	9,643	5,313	81.5%

223,207	224,454	(0.6)%	Total operating expenses	436,950	491,579	(11.1)%

—	—	n/a	GAIN ON SALE OF HOTEL PROPERTIES	—	38,082	100.0%

1	457	(99.8)%	OTHER INCOME	28	462	(93.9)%

100,451	112,504	(10.7)%	INCOME FROM OPERATIONS	164,404	181,233	(9.3)%

(171)	102	(267.6)%	OTHER NON-OPERATING (INCOME) EXPENSE	(349)	299	216.7%

29,766	32,425	(8.2)%	INTEREST EXPENSE, NET	59,370	64,065	(7.3)%

70,856	79,977	(11.4)%	INCOME BEFORE INCOME TAX EXPENSE	105,383	116,869	(9.8)%

11,198	14,407	(22.3)%	INCOME TAX EXPENSE	17,321	20,204	(14.3)%

59,658	65,570	(9.0)%	NET INCOME	88,062	96,665	(8.9)%

(6,161)	(514)	1,098.6%	NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(12,631)	(16,757)	(24.6)%

$53,497	$65,056	(17.8)%	NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS	$75,431	$79,908	(5.6)%

$0.28	$0.34	(17.2)%	NET INCOME PER EXTENDED STAY AMERICA, INC. COMMON SHARE - DILUTED	$0.40	$0.42	(4.6)%

188,813	190,183		WEIGHTED-AVERAGE EXTENDED STAY AMERICA, INC. COMMON SHARES OUTSTANDING - DILUTED	188,695	190,709

			CONSOLIDATED BALANCE SHEET DATA
			AS OF JUNE 30, 2019 AND DECEMBER 31, 2018
			(In thousands)
			(Unaudited)

				June 30,	December 31,
				2019	2018
			Cash and cash equivalents	$286,616	$287,548
			Restricted cash	$16,024	$15,878
			Total assets	$3,939,565	$3,924,210
			Total debt, net of unamortized deferred financing costs and debt discounts (1)	$2,400,617	$2,402,637
			Total equity	$1,313,023	$1,310,639

			(1) Unamortized deferred financing costs and debt discounts totaled approximately $37.4 million and $41.1 million as of June 30, 2019 and December 31, 2018, respectively.

EXTENDED STAY AMERICA, INC.
OPERATING METRICS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(Unaudited)

COMPARABLE SYSTEM-WIDE OPERATING METRICS (1)

Three Months Ended				Six Months Ended
June 30,				June 30,
2019	2018	Variance		2019	2018	Variance
625	625	—	Number of hotels (as of June 30)	625	625	—
68,780	68,780	—	Number of rooms (as of June 30)	68,780	68,780	—
79.8%	77.6%	220 bps	Comparable System-Wide Occupancy(1)	75.6%	74.0%	160 bps
$67.63	$69.50	(2.7)%	Comparable System-Wide ADR(1)	$66.63	$68.58	(2.8)%
$53.94	$53.91	0.1%	Comparable System-Wide RevPAR(1)	$50.36	$50.72	(0.7)%

COMPARABLE COMPANY-OWNED OPERATING METRICS (2)

Three Months Ended				Six Months Ended
June 30,				June 30,
2019	2018	Variance		2019	2018	Variance
552	552	—	Number of hotels (as of June 30)	552	552	—
61,264	61,264	—	Number of rooms (as of June 30)	61,264	61,264	—
79.9%	78.2%	170 bps	Comparable Company-Owned Occupancy(2)	75.7%	74.7%	100 bps
$69.64	$71.25	(2.3)%	Comparable Company-Owned ADR(2)	$68.63	$70.29	(2.5)%
$55.66	$55.74	(0.1)%	Comparable Company-Owned RevPAR(2)	$51.96	$52.53	(1.0)%

			Renovation Displacement Data (in thousands, except percentages):
5,575	5,575	—	Total available room nights	11,089	11,089	—
15	—	15	Room nights displaced from renovation	35	—	35
0.3%	0.0%	30 bps	% of available room nights displaced	0.3%	0.0%	30 bps

COMPANY-OWNED OPERATING METRICS (3)

Three Months Ended				Six Months Ended
June 30,				June 30,
2019	2018	Variance		2019	2018	Variance
554	599	(45)	Number of hotels (as of June 30)	554	599	(45)
61,486	66,204	(4,718)	Number of rooms (as of June 30)	61,486	66,204	(4,718)
79.9%	77.6%	230 bps	Company-Owned Occupancy(3)	75.7%	74.1%	160 bps
$69.65	$69.91	(0.4)%	Company-Owned ADR(3)	$68.64	$69.00	(0.5)%
$55.63	$54.27	2.5%	Company-Owned RevPAR(3)	$51.94	$51.12	1.6%

(1) Includes hotels owned, franchised or managed for the full three and six months ended June 30, 2019 and 2018.
(2) Includes hotels owned and operated by the Company for the full three and six months ended June 30, 2019 and 2018.
(3) Includes results of operations based on the Company's owned and operated hotels during the periods presented, which is summarized below:

Date	Number of Hotels (Sold) Acquired	Number of Rooms	Number of Owned Hotels	Number of Owned Rooms
January 1, 2018	—	—	624	68,620
February 2018	(25)	(2,430)	599	66,190
March 2018	(1)	(101)	598	66,089
May 2018	1	115	599	66,204
September 2018	(32)	(3,456)	567	62,748
November 2018	1	107	568	62,855
November 2018	(14)	(1,369)	554	61,486
June 30, 2019	—	—	554	61,486

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended				Six Months Ended
June 30,				June 30,
2019	2018	Variance		2019	2018	Variance
$59,658	$65,570	(9.0)%	Net income	$88,062	$96,665	(8.9)%
11,198	14,407	(22.3)%	Income tax expense	17,321	20,204	(14.3)%
29,766	32,425	(8.2)%	Interest expense, net	59,370	64,065	(7.3)%
(171)	102	(267.6)%	Other non-operating (income) expense	(349)	299	216.7%
(1)	(457)	(99.8)%	Other income	(28)	(462)	(93.9)%
—	—	n/a	Gain on sale of hotel properties	—	(38,082)	100.0%
—	—	n/a	Impairment of long-lived assets	—	43,600	(100.0)%
49,017	53,499	(8.4)%	Depreciation and amortization	97,795	107,514	(9.0)%
22,287	23,507	(5.2)%	General and administrative expenses	45,314	48,468	(6.5)%
2,001	(824)	342.8%	Loss (gain) on disposal of assets (1)	3,377	668	405.5%
(1,447)	(861)	68.1%	Franchise and management fees	(2,672)	(1,276)	109.4%
470	194	(142.3)%	Other expenses from franchised and managed properties, net of other revenues	1,022	246	315.4%
$172,778	$187,562	(7.9)%	Hotel Operating Profit	$309,212	$341,909	(9.6)%

$311,614	$326,948	(4.7)%	Room revenues	$578,660	$617,158	(6.2)%
6,070	5,492	10.5%	Other hotel revenues	11,373	10,767	5.6%
$317,684	$332,440	(4.4)%	Total room and other hotel revenues	$590,033	$627,925	(6.0)%

54.4%	56.4%	(200) bps	Hotel Operating Margin	52.4%	54.5%	(210) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO COMPARABLE HOTEL(2)
OPERATING PROFIT AND COMPARABLE HOTEL OPERATING MARGIN
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended				Six Months Ended
June 30,				June 30,
2019	2018	Variance		2019	2018	Variance
$59,658	$65,570	(9.0)%	Net income	$88,062	$96,665	(8.9)%
11,198	14,407	(22.3)%	Income tax expense	17,321	20,204	(14.3)%
29,766	32,425	(8.2)%	Interest expense, net	59,370	64,065	(7.3)%
(171)	102	(267.6)%	Other non-operating (income) expense	(349)	299	(216.7)%
(1)	(457)	(99.8)%	Other income	(28)	(462)	(93.9)%
—	—	n/a	Gain on sale of hotel properties	—	(38,082)	100.0%
—	—	n/a	Impairment of long-lived assets	—	43,600	(100.0)%
49,017	53,499	(8.4)%	Depreciation and amortization	97,795	107,514	(9.0)%
22,287	23,507	(5.2)%	General and administrative expenses	45,314	48,468	(6.5)%
2,001	(824)	(342.8)%	Loss (gain) on disposal of assets(1)	3,377	668	405.5%
(1,447)	(861)	68.1%	Franchise and management fees	(2,672)	(1,276)	109.4%
470	194	142.3%	Other expenses from franchised and managed properties, net of other revenues	1,022	246	315.4%
(433)	(6,688)	(93.5)%	Hotel operating profit of hotels not owned for entirety of periods presented	(786)	(13,565)	(94.2)%
$172,345	$180,874	(4.7)%	Comparable Hotel Operating Profit(2)	$308,426	$328,344	(6.1)%

			Room revenues
$311,614	$326,948	(4.7)%	Other hotel revenues	$578,660	$617,158	(6.2)%
6,070	5,492	10.5%	Total revenues of hotels not owned for entirety of periods presented	11,373	10,767	5.6%
(1,003)	(16,262)	(93.8)%		(1,831)	(34,963)	(94.8)%
$316,681	$316,178	0.2%	Comparable total room and other hotel revenues	$588,202	$592,962	(0.8)%

54.4%	57.2%	(280) bps	Comparable Hotel Operating Margin(2)	52.4%	55.4%	(300) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

(2) Includes the results of 552 hotels owned and operated during the full three and six months ended June 30, 2019 and 2018.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended			Six Months Ended
June 30,			June 30,
2019	2018		2019	2018
$59,658	$65,570	Net income	$88,062	$96,665
29,766	32,425	Interest expense, net	59,370	64,065
11,198	14,407	Income tax expense	17,321	20,204
49,017	53,499	Depreciation and amortization	97,795	107,514
149,639	165,901	EBITDA	262,548	288,448
2,147	1,785	Equity-based compensation	4,255	4,188
—	—	Impairment of long-lived assets	—	43,600
—	—	Gain on sale of hotel properties	—	(38,082)
1,857	(349)	Other expense (income)(1)	3,151	1,347
$153,643	$167,337	Adjusted EBITDA	$269,954	$299,501

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA(2)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended			Six Months Ended
June 30,			June 30,
2019	2018		2019	2018
$59,658	$65,570	Net income	$88,062	$96,665
29,766	32,425	Interest expense, net	59,370	64,065
11,198	14,407	Income tax expense	17,321	20,204
49,017	53,499	Depreciation and amortization	97,795	107,514
149,639	165,901	EBITDA	262,548	288,448
(433)	(6,688)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	(786)	(13,565)
2,147	1,785	Equity-based compensation	4,255	4,188
—	—	Impairment of long-lived assets	—	43,600
—	—	Gain on sale of hotel properties	—	(38,082)
1,857	(349)	Other expense (income)(1)	3,151	1,347
$153,210	$160,649	Comparable Adjusted EBITDA(2)	$269,168	$285,936

(1) Includes loss (gain) on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss (gain) on disposal of assets totaled $2.0 million, $(0.8) million, $3.4 million and $0.7 million, respectively.

(2) Includes results of 552 hotels owned and operated during the full three and six months ended June 30, 2019 and 2018.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS
AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended			Six Months Ended
June 30,			June 30,
2019	2018		2019	2018
$0.28	$0.34	Net income per Extended Stay America, Inc. common share - diluted	$0.40	$0.42
$53,497	$65,056	Net income attributable to Extended Stay America, Inc. common shareholders	$75,431	$79,908
6,157	510	Noncontrolling interests attributable to Class B common shares of ESH REIT	12,623	16,749
47,655	52,233	Real estate depreciation and amortization	95,088	104,981
—	—	Impairment of long-lived assets	—	43,600
—	—	Gain on sale of hotel properties	—	(38,082)
(7,482)	(8,880)	Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(14,882)	(18,605)
99,827	108,919	Funds from Operations	168,260	188,551
—	1,184	Debt modification and extinguishment costs	—	1,621
—	(201)	Tax effect of adjustments to Funds from Operations	—	(274)
$99,827	$109,902	Adjusted Funds from Operations	$168,260	$189,898

$0.53	$0.58	Adjusted Funds from Operations per Paired Share - diluted	$0.89	$1.00

188,813	190,183	Weighted average Paired Shares outstanding - diluted	188,695	190,709

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended June 30,			Six Months Ended June 30,
2019	2018		2019	2018
$0.28	$0.34	Net income per Extended Stay America, Inc. common share - diluted	$0.40	$0.42
$53,497	$65,056	Net income attributable to Extended Stay America, Inc. common shareholders	$75,431	$79,908
6,157	510	Noncontrolling interests attributable to Class B common shares of ESH REIT	12,623	16,749
59,654	65,566	Paired Share Income	88,054	96,657
—	1,184	Debt modification and extinguishment costs	—	1,621
—	—	Impairment of long-lived assets	—	43,600
—	—	Gain on sale of hotel properties	—	(38,082)
1,857	(349)	Other expense (income)(1)	3,151	1,347
(291)	(142)	Tax effect of adjustments to Paired Share Income	(493)	(1,419)
$61,220	$66,259	Adjusted Paired Share Income	$90,712	$103,724

$0.32	$0.35	Adjusted Paired Share Income per Paired Share – diluted	$0.48	$0.54

188,813	190,183	Weighted average Paired Shares outstanding – diluted	188,695	190,709

(1) Includes loss (gain) on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss (gain) on disposal of assets totaled $2.0 million, $(0.8) million, $3.4 million and $0.7 million, respectively.

EXTENDED STAY AMERICA, INC.
TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA
FOR YEARS ENDED DECEMBER 31, 2018 (ADJUSTED) AND 2019 (OUTLOOK)
(In thousands)
(Unaudited)

Year Ended		Year Ending December 31, 2019
December 31, 2018		(Outlook)
(Adjusted) (1)		Low	High
$1,204,429	Total revenues	$1,215,000	$1,230,000

$211,756	Net income	$183,015	$202,020
124,870	Interest expense, net	120,000	120,000
42,076	Income tax expense	37,485	38,480
209,329	Depreciation and amortization	195,000	190,000
588,031	EBITDA	535,500	550,500
(21,422)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	—	—
7,724	Equity-based compensation	8,500	8,500
43,600	Impairment of long-lived assets	—	—
(42,478)	Gain on sale of hotel properties	—	—
2,860	Other expense(2)	6,000	6,000
$578,315	Comparable Adjusted EBITDA	$550,000	$565,000

(1) 2018 results adjusted to reflect results of 552 hotels owned and operated for the full year ended December 31, 2018.
(2) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE YEARS ENDED DECEMBER 31, 2018 (ACTUAL) AND 2019 (OUTLOOK)
(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended		Year Ending December 31, 2019
December 31, 2018		(Outlook)
(Actual)		Low	High
$0.59	Net income per Extended Stay America, Inc. common share - diluted	$0.43	$0.48

$112,864	Net income attributable to Extended Stay America, Inc. common shareholders	$81,318	$90,888
98,876	Noncontrolling interests attributable to Class B common shares of ESH REIT	101,681	111,116
211,740	Paired Share Income	182,999	202,004
1,621	Debt modification and extinguishment costs	—	—
43,600	Impairment of long-lived assets	—	—
(42,478)	Gain on sale of hotel properties	—	—
2,860	Other expense(1)	6,000	6,000
(937)	Tax effect of adjustments to Paired Share Income	(1,020)	(960)
$216,406	Adjusted Paired Share Income	$187,979	$207,044

$1.14	Adjusted Paired Share Income per Paired Share – diluted	$1.00	$1.10

189,821	Weighted average Paired Shares outstanding – diluted	188,695	188,695

(1) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.